_____________________________________________________________


                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                      _______________________


                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                           June 12, 1998
                         (Date of Report)



                     ONSITE ENERGY CORPORATION
      (Exact name of registrant as specified in its charter)



STATE OF DELAWARE         1-12738             33-0576371
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)     Identification Number)
incorporation)



 701 Palomar Airport Road, Suite 200, Carlsbad, California  92009
        Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code: 760-931-2400



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Item 2. ACQUISITION OR DISPOSITION OF ASSETS.
Item 5. OTHER EVENTS.

     On June 12, 1998, Onsite Energy Corporation, a Delaware corporation ("Onsite"), executed an Agreement of Purchase and Sale of Stock (the "Stock Purchase Agreement") to acquire 100% of the issued and outstanding stock of Lighting Technology Services, Inc., a California corporation ("LTS"), effective as of April 1, 1998.

     In exchange for all of the LTS outstanding stock, Russell William Royal ("Royal") and Keith Aldrich ("Aldrich"), the sole shareholders of LTS (the "LTS Shareholders"), received an aggregate of Six Hundred Ninety Thousand (690,000) shares of Onsite's Class A Common Stock, par value $0.001 per share, Three Hundred Thousand Dollars ($300,000) in cash and two promissory notes in the amount of One Hundred Thousand Dollars ($100,000) each, payable by July 12, 1998. The LTS Shareholders may also receive a one-time earn-out payment in 1999, payable in either stock or cash at Onsite's sole discretion, to be based upon the actual earnings contribution of LTS from April 1, 1998 through March 31, 1999. As a result of the purchase, LTS is now a wholly-owned subsidiary of Onsite.

     The LTS Shareholders now beneficially own approximately 4.3% of the outstanding common stock of Onsite. The Class A Common Stock issued to the LTS Shareholders is not registered under the Securities Act of 1933, as amended.

     In connection with the Stock Purchase Agreement, Royal and Aldrich have executed Employment Agreements with Onsite to provide exclusive services to LTS until March 31, 2000. Royal will serve as the President and Chief Operating Officer of LTS, and Aldrich will serve as the Vice President and Responsible Managing Officer. Richard Sperberg, Onsite's Chief Executive Officer, will serve as the Chairman and Chief Executive Officer of LTS.

     Pursuant to the Stock Purchase Agreement, each of Royal and Aldrich shall continue to be a director of LTS until March 31, 1999, or until he is no longer employed by LTS, whichever is earlier. Richard Sperberg, Frank Mazanec and Audrey Nelson Stubenberg, all Onsite officers, will also serve on LTS' Board of Directors.

     LTS is a Santa Ana, California, based lighting services company. It will continue to pursue independent lighting services opportunities in commercial, industrial and educational markets, while providing lighting subcontractor services to energy services companies, including Onsite.



<PAGE3>


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     a.   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          (1) Financial statements of LTS will be filed by amendment within 60 days.

     b.   EXHIBITS.

          2.3       Copy of the Stock Purchase Agreement

          10.93     Copy of Royal Employment Agreement

          10.94     Copy of Aldrich Employment Agreement




                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 1998

                              ONSITE ENERGY CORPORATION



                              By:  RICHARD T. SPERBERG
                                   _______________________
                                   Richard T. Sperberg
                                   President